TL1 P1 07/21

Important Notice Regarding Change in Investment Policy

SUPPLEMENT DATED JULY 30, 2021

TO THE PROSPECTUS DATED MAY 1, 2021

OF

TEMPLETON EMERGING MARKETS BOND FUND

(a series of Templeton Income Trust)

The prospectus is amended as follows:

I.  The following is added as the first paragraph under “Fund Summaries – Templeton Emerging Markets Bond Fund:”

On July 14, 2021, the Board of Trustees of the Trust approved changes to the Fund’s name, 80% investment policy and investment strategies to reflect the Fund’s focus on investing principally in sovereign bonds of emerging markets countries that the investment manager believes exhibit a higher level of, or are progressing toward greater environmental, social, and governance (“ESG”) sustainability practices. Therefore, effective on or about September 30, 2021, the Fund will be named Templeton Sustainable Emerging Markets Bond Fund and, under normal market conditions, the Fund will invest at least 80% of its net assets in a non-diversified portfolio of bonds issued by governments or government-related entities that are located in “emerging market countries” that the investment manager believes exhibit a higher level of, or are progressing toward greater sustainability practices at the time of purchase. In complying with the 80% policy, the investment manager will use a proprietary rating methodology to assess each country that issues sovereign bonds that are existing or potential investments for the Fund. Each country in which the Fund can invest will be scored across various ESG subcategories that Management has determined to have a significant impact on macroeconomic conditions. Management then uses internal proprietary research as a forward-looking overlay on those baseline current scores, to assess whether the portfolio managers expect countries to improve or deteriorate in each of the subcategories. The Fund reserves the right to change the above at any time.

II.  The following is added as the first paragraph under “Fund Details – Templeton Emerging Markets Bond Fund:”

On July 14, 2021, the Board of Trustees of the Trust approved changes to the Fund’s name, 80% investment policy and investment strategies to reflect the Fund’s focus on investing principally in sovereign bonds of emerging markets countries that the investment manager believes exhibit a higher level of, or are progressing toward greater environmental, social, and governance (“ESG”) sustainability practices. Therefore, effective on or about September 30, 2021, the Fund will be named Templeton Sustainable Emerging Markets Bond Fund and, under normal market conditions, the Fund will invest at least 80% of its net assets in a non-diversified portfolio of bonds issued by governments or government-related entities that are located in “emerging market countries” that the investment manager believes exhibit a higher level of, or are progressing toward greater sustainability practices at the time of purchase. In complying with the 80% policy, the investment manager will use a proprietary rating methodology to assess each country that issues sovereign bonds that are existing or potential investments for the Fund. Each country in which the Fund can invest will be scored across various ESG subcategories that Management has determined to have a significant impact on macroeconomic conditions. Management then uses internal proprietary research as a forward-looking overlay on those baseline current scores, to assess whether the portfolio managers expect countries to improve or deteriorate in each of the subcategories. The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.